UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 3, 2008

WONDER AUTO TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50883	88-0495105
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 16 Yulu Street
Taihe District, Jinzhou City, Liaoning
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(+86) 416-2661186
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 3, 2008, Wonder Auto Technology, Inc. (the “Company”) issued a press release announcing third quarter 2008 earnings. The Company will conduct a conference call to discuss these results on November 4, 2008. A copy of the press release, which the Company is furnishing to the Securities and Exchange Commission, is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.01. REGULATION FD DISCLOSURE.

Information contained under Item 2.02 above is hereby incorporated by reference in its entirety. In addition, in anticipation of the planned presentation by the Company at the 32nd Annual Automotive Aftermarket Symposium (the “Conference”) to be held from November 3 to November 5, 2008 in Las Vegas, sponsored by Gabelli & Company, Inc., the Company is filing this current report on Form 8-K to disclose its planned presentation materials in order to avoid the selective disclosure of any material nonpublic information at the Conference. The Company’s presentation materials are attached hereto as Exhibit 99.2.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

          (d)       Exhibits.

99.1	Press release dated November 3, 2008

99.2	Slide Presentation of Wonder Auto Technology, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc.

Date: November 3, 2008	/s/ Qingjie Zhao
Qingjie Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 3, 2008

99.2	Slide Presentation of Wonder Auto Technology, Inc.